Debt - Interest Expense, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Interest expense
Current	$ 25	$ 12
Long-term	101	110
Interest expense	126	122
Interest income	(45)	(44)
Interest expense, net	$ 81	$ 78